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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the uBid, Inc. 1998 Stock Incentive Plan of our report dated November 16, 1998 (except Note 7, as to which the date is November 30, 1998) with respect to the financial statements of uBid, Inc. included in its Registration Statement (Form S-1 No. 333-58447) filed with the Securities and Exchange Commission.

                                        /s/  ERNST & YOUNG LLP

December 17, 1998